UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 1, 2020

Hudson Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-13412	13-3641539
(Commission File Number)	(IRS Employer Identification No.)

PO Box 1541, 1 Blue Hill Plaza, Pearl River, New York	10965
(Address of Principal Executive Offices)	(Zip Code)

(845) 735-6000

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HDSN	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 1, 2020, the Board of Directors (the “Board”) of Hudson Technologies, Inc. (the “Company”) appointed Stephen P. Mandracchia to the Board. Mr. Mandracchia fills the Board vacancy resulting from the passing of Kevin J. Zugibe in June 2020. Mr. Mandracchia will serve in the class of directors whose term extends to the annual meeting of stockholders in 2022. He will serve solely on the Occupational, Safety and Environmental Protection Committee of the Board of Directors.

Stephen P. Mandracchia, age 60, is a founder of the Company, and served as Vice President Legal and Regulatory of the Company from August 2003 until May 2019 and was Secretary of the Company from 1995 until May 2019. He served in a variety of capacities with the Company since 1993 and served as a consultant to the Company from May 2019 through August 2020. Mr. Mandracchia was a member of the law firm of Martin, Vandewalle, Donohue, Mandracchia & McGahan in Great Neck, New York until 1995 (having been associated with such firm since 1983). Mr. Mandracchia was the brother-in-law of Kevin J. Zugibe, the Company’s former Chairman and Chief Executive Officer.

From May 6, 2019 through December 31, 2019, Mr. Mandracchia received a monthly consulting fee of $10,000 and such fee was increased to $12,000 per month effective February 1, 2020 through August 31, 2020. During the period January 1, 2019 through May 3, 2019, Mr. Mandracchia was paid base salary of $94,656 and was issued a stock option to purchase 25,000 shares of Company common stock at an exercise price of $1.70 per share.

The Company issued a press release with respect to the foregoing which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Name of Exhibit

99.1	Press Release dated September 1, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2020

HUDSON TECHNOLOGIES, INC.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: Chief Financial Officer & Secretary

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